UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2012

BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

107 St. Francis Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 29, 2012, BancTrust Financial Group, Inc. (“BancTrust”) announced the execution of a definitive agreement (the “Agreement”), with Trustmark Corporation (“Trustmark”), dated May 28, 2012, pursuant to which BancTrust will merge with and into Trustmark.

A joint press release describing this event was issued by BancTrust and Trustmark on May 29, 2012. The press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It.

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  In connection with the proposed merger between BancTrust and Trustmark, Trustmark will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of BancTrust and a prospectus of Trustmark. BancTrust shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, as well as other documents filed with the SEC, because they will contain important information.  You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about BancTrust and Trustmark, without charge, at the SEC’s website (http:www.sec.gov). You may also obtain copies of all documents filed with the SEC, without charge, by directing a request to F. Michael Johnson, BancTrust Financial Group, Inc., 107 St. Francis Street, P.O. Box 3067, Mobile Alabama 36602, telephone 251-431-7813 or F. Joseph Rein, Jr., Trustmark Corporation, 248 East Capitol Street, Suite 310, Jackson, Mississippi 39201, telephone 601-208-6898.

Participants in the Merger Solicitation

BancTrust, Trustmark and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BancTrust shareholders in connection with the proposed transaction.  Information about BancTrust’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on April 12, 2012, as amended on April 27, 2012.  These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to BancTrust’s Investor Relations page on its corporate website at www.banktrustonline.com.  Information about Trustmark’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 27, 2012.  These documents are available free of charge at the SEC’s website at www.sec.gov, or by going to Trustmark’s Investor Relations page on its corporate website at www.trustmark.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus that Trustmark intends to file with the SEC.

Item 9.01	Financial Statements and Exhibits
99.1	Joint news release dated May 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE:	May 29, 2012	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

99.1	Joint news release dated May 29, 2012